                                                                  EXHIBIT  10.19


     WARRANT AGREEMENT dated as of November 25, 1997 between Consolidation Capital Corporation, a Delaware corporation (the "Company"), and Jonathan J. Ledecky, a resident of the District of Columbia ("Mr. Ledecky").

                                 W I T N E S S E T H:

     WHEREAS, the Company proposes to issue to Mr. Ledecky warrants ("Warrants") to purchase 1,950,000 shares of common stock, par value $.001 per share ("Common Stock"), on the closing date of the initial public offering (the shares of Common Stock covered by the Warrants are referred to as the "Shares");

     WHEREAS the Company in connection with its initial public offering has entered into an underwriting agreement with Friedman, Billings, Ramsey & Co., Inc. dated November 25, 1997 (the "Underwriting Agreement"); and

     WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Mr. Ledecky in connection with the Company's initial public offering and in view of his interest in having the ability to purchase additional shares of Common Stock in the Company;

     NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  GRANT.

     Mr. Ledecky is hereby granted the right to purchase, at any time from November 25, 1997 until 5:00 p.m., Washington, D.C. time, on November 25, 2007 (the "Warrant Exercise Term"), 1,950,000 shares of Common Stock on the closing date of the initial public offering at an initial exercise price (subject to adjustment as provided in Article 7 hereof) of $20.00 per Share. Except as provided in Section 12 hereof, the Shares are in all respects identical to the public shares being sold to the public pursuant to the terms and provisions of the Underwriting Agreement.

     2.  WARRANT CERTIFICATES.

     The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

     3.  EXERCISE OF WARRANTS.

     3.1 CASH EXERCISE. The Warrants initially are exercisable at a price of $20.00 per Share purchased, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the principal office of the Company (presently located at 1747 Pennsylvania Avenue, NW, Suite 900, Washington, D.C. 20006) or at the office of its transfer agent, the registered holder(s) of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Shares). In the case of the purchase of less than all of the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.



     4.  RESTRICTION ON TRANSFER.

     The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except (i) to officers, directors or affiliates of Mr. Ledecky or (ii) to transferees whom with the opinion of counsel, acceptable to the Company and the transferor, that such transfer is exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Warrant Certificate issued pursuant to
(ii) above will bear a legend stating that the Warrants may only be exercised if there is an applicable exemption under the Act, for the issuance of shares of Common Stock of the Company upon the exercise of the Warrants.

     Additionally, upon exercise, in part or in whole, of the Warrants, certificates representing the Shares shall bear a legend substantially similar to the following:

     "The securities represented by this certificate and the other securities issuable upon exercise thereof have not been registered under the Act, and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii), to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

     5.  PRICE.

     5.1 INITIAL AND ADJUSTED EXERCISE PRICE. The initial exercise price of each Warrant shall be $20.00 per Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

     5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.


     6.  REGISTRATION RIGHTS.

     6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1933. None of the Warrants nor the Shares have been registered for purposes of public distribution under the Act.

     6.2 REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the Shares and any Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto, (ii) registration under the Act is no longer required for subsequent sale of such security or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 7.

     6.3  PIGGYBACK REGISTRATION.

          (a) If, at any time during the twelve years following the date of this Agreement, the Company proposes to prepare and file one or more registration statement(s) filed in connection with a public offering covering equity securities of the Company, or any such securities of the Company held by its shareholders (other than in connection with an exchange offer, a "rights" offering to shareholders, an offering relating to an employee benefit plan, dividend reinvestment plan, an acquisition, a merger, the conversion of any convertible securities, an exchange of a security, or a stand-by underwriting with respect to the call of a warrant, option, right or convertible security for redemption), (for purposes of this Article 7, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty (30) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities or, in the event that the Company has not formulated its intent to file such Registration Statement at least thirty (30) calendar days before the anticipated filing date of the Registration Statement, as soon as practicable upon the formation by the Company of such intent. However, no such Notice need be given if the Registration Statement is for an underwritten offering of securities other than equity securities or securities convertible into equity securities. Upon the written request of such a holder (a "Requesting Holder"), made within twenty (20) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. The Company shall not be required to honor any such request (i) if, in the opinion of counsel to the Company reasonably acceptable to such Holder who wishes to have such Registrable Securities included in such Registration Statement, registration under the Act is not required for the transfer of the Registrable Securities in the manner proposed by such Holder; or
(ii) to register in the aggregate fewer than 25,000 Shares held by the Holders. The Company shall permit, or shall use its best efforts to cause the managing underwriter of a proposed offering to permit, the Holders of Registrable Securities requested to be included in the registration (the "Piggy-Back Shares") to include such Piggy-Back Shares in the proposed offering on the same terms and conditions as applicable to the shares of Common Stock offered by the Company and for the account of any person other than the Company, as the case may be.

          (b) Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the Registration Statement concurrently with the shares of Common Stock being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, or for the account of any person or persons other than the Company that have asserted, with respect to such registration, demand registration rights under any other agreement, then such inclusion of Registrable Securities shall be made pro rata among the aggregate of the Registrable Securities for which a proper request was made under this subsection 6.3 and any other securities properly requested to be included in the registration by other holders pursuant to piggy-back or incidental registration rights under any other agreement.

     6.4  DEMAND REGISTRATION.

          (a) At any time during the Warrant Exercise Term, any "Majority Holder" (as such term is defined in Section 6.4(c) below) of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 6.3 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, at the sole expense of the Company, a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Majority Holder), in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Registrable Securities by the holders thereof, for twelve (12) consecutive months. The Company shall not be required to file any amendments to the Registration Statement required by this subsection 6.4(a) except as is necessary to keep the disclosure about the Company current.

          (b) The Company covenants and agrees to give written notice of any Demand Registration Request to all holders of the Registrable Securities within ten (10) days from the date of the Company's receipt of any such Demand Registration Request. After receiving notice from the Company as provided in this Section 6.4(b), holders of Registrable Securities may request the Company to include their Registrable Securities in the Registration Statement to be filed pursuant to Section 6.4(a) hereof by notifying the Company of their decision to include such securities within ten (10) days of their receipt of the Company's notice.

          (c) The term "Majority Holder" as used in this Section 6.4 shall mean any holder or any combination of holders of Registrable Securities, if included in such holders' Registrable Securities are that aggregate number of Shares (including Shares already issued and Shares issuable pursuant to the exercise of outstanding Warrants) as would constitute a majority of the aggregate number of Shares (including Shares already issued and Shares issuable pursuant to the exercise of outstanding Warrants) included in all of the Registrable Securities.

     6.5 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

          (a) In connection with any registration under Section 6.4 hereof, the Company shall file the Registration Statement as expeditiously as possible, but in no event later than thirty (30) days following receipt of any demand therefor, shall use its best efforts to have any such Registration Statement declared effective at the earliest possible time. If a written request, however, is received by the Company that would require the filing of a Registration Statement between 45 and 105 days after the end of its fiscal year, the deadline for the filing of the Registration Statement shall be extended until the 106th day of such fiscal year. The Company shall furnish each holder of Registrable Securities such number of prospectuses as shall reasonably be requested. However, in connection with any registration under Sections 6.3 and
6.4 hereof, the Company shall have sole control in connection with the preparation, filing, amending and supplementing of the Registration Statement, including the right to withdraw the same or delay the filing or effectiveness thereof when, in the sole judgment of the Board of Directors of the Company, the filing or pendency of such registration statement or the effectiveness thereof would impose an undue burden upon the ability by the Company to proceed with any other material financing for its own account or any material corporate transaction, including, but not limited to, a reorganization, recapitalization, merger, consolidation or material acquisition of the securities or assets of another firm or corporation; provided, however, that the Company's exercise of any such right of withdrawal or delay shall not be deemed a waiver of the rights of the Holders, and the Company shall be required to file a new Registration Statement or to proceed with such actions as reasonably may be required to cause the Registration Statement to become effective within a reasonable time after the consummation of the event or transaction which required such withdrawal or delay.

          (b) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Sections 6.3 and 6.4(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses. Each Holder, however, shall pay the underwriting discount attributable to such Holder's Registrable Securities, any transfer tax payable with respect thereto and the fees and expenses of such Holder's counsel.

          (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (d) The Company shall indemnify any holder of the Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the underwriters contained in Section 8 of the Underwriting Agreement and shall provide for just and equitable contribution as set forth in Section 8 of the Underwriting Agreement.

          (e) Any holder of Registrable Securities to be sold pursuant to a Registration Statement, and its successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such holder, or its successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions contained in Section 8 of the Underwriting Agreement pursuant to which the underwriters have agreed to indemnify the Company and shall provide for just and equitable contribution as set forth in Section 8 of the Underwriting Agreement.

          (f) Nothing contained in this Agreement shall be construed as requiring any Holder to exercise his Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof.

          (g) If the Company shall fail to comply with the provisions of this
Article 6, the Company shall, in addition to any other equitable or other relief available to the holders of Registrable Securities, be liable for any or all incidental, special and consequential damages sustained by the holders of Registrable Securities that request registration of their Registrable Securities.

          (h) Except as set forth in Section 6.5(j) hereof, the Company shall not permit the inclusion of any securities other than the Registrable Securities to be included in any Registration Statement filed pursuant to Section 6.4 hereof, or permit a Registration Statement relating to an underwritten offering of the same securities as the Registrable Securities to be filed during an underwritten offering of the Registrable Securities covered by a Registration Statement filed pursuant to Section 7.4 hereof, without the prior written consent of the Majority Holders, which consent shall not be unreasonably withheld.

          (i) The Company shall deliver promptly to each holder of Registrable Securities participating in the offering in which such Holder's shares are being registered pursuant to Section 6.3 hereof and requesting the correspondence and memoranda described in this Section 6.5(i) and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement and permit each holder of Registrable Securities and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder of Registrable Securities or underwriter shall reasonably request.

          (j) Upon the written request therefor by any holders of Registrable Securities, the Company shall include in the Registration Statement filed for an underwritten offering covering any such holders Registrable Securities, any additional shares of Common Stock of the Company, or, with the approval of the managing underwriter, any additional securities, held by such holders as of the date of filing of such Registration Statement. The holders shall pay any additional costs, fees and expenses associated with the inclusion on such Registration Statement of any of such holders shares of Common Stock or other securities that are not Registerable Securities that are included on the Registration Statement. Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Common Stock that are not Registrable Securities requested to be included in the Registration Statement concurrently with the Registrable Securities being registered by such holders would materially adversely affect the distribution of such offering then such additional shares of Common Stock shall be excluded from the Registration Statement.

          (k) Upon the written request therefor by any holders of Registrable Securities, the Company shall include in the Registration Statement filed for a non-underwritten offering covering any of the Registrable Securities, any other securities of the Company held by such holders as of the date of filing of such Registration Statement, including, without limitation, restricted shares of Common Stock, options, warrants or any other securities convertible into shares of Common Stock. The holders shall pay any additional costs, fees and expenses associated with the inclusion on such Registration Statement of any of such holders other securities of the Company that are not Registerable Securities that are included on the Registration Statement.

     7. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SECURITIES. The following adjustments apply to the Exercise Price of the Warrants with respect to the Shares and the number of Shares purchasable upon exercise of the Warrants.

     7.1 COMPUTATION OF ADJUSTED PRICE. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to its stockholders, then upon such dividend or distribution the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

          (a) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

          (b) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

          For the purposes of any computation to be made in accordance with the provisions of this Section 7.1, the shares of Common Stock issuable by way of a dividend or other distribution on any shares of Common Stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

     7.2 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of a combination.

     7.3 ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     7.4 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Shares immediately prior to any such events and at an aggregate price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Holders' Warrants and
(y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

     7.5 DETERMINATION OF OUTSTANDING COMMON STOCK. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

     7.6 SUBSCRIPTION RIGHTS FOR COMMON STOCK OR OTHER SECURITIES. In the case that the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all of the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all of the shareholders of the Company, the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive at the time such rights as are distributed to the other shareholders of the Company.

     8.  EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

     Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     9.  ELIMINATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Warrants nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

     10.  RESERVATION AND LISTING OF SECURITIES.

     The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by the Nasdaq National Market, or listed on such national securities exchanges as requested by the Underwriter.

     11.  NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of all of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all of the holders of its shares of Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

          (d) reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the shares of outstanding Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or a sale or conveyance to another corporation of the property of the Company as an entirety is proposed; or

          (e) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     12.  NOTICES.

     All of notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     13.  SUPPLEMENTS AND AMENDMENTS.

     The Company and Mr. Ledecky may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Mr. Ledecky may deem necessary or desirable and which the

Company and Mr. Ledecky deem not to adversely affect the interests of the Holders of Warrant Certificates.

     14.  SUCCESSORS.

     All of the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     15.  TERMINATION.

     This Agreement shall terminate at the close of business on November 25, 2010. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all Shares have been resold to the public.

     16.  GOVERNING LAW.

     This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

     17.  BENEFITS OF THIS AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Mr. Ledecky and any other registered holder or holders of the Warrant Certificates, or Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Mr. Ledecky and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

     19.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              CONSOLIDATION CAPITAL CORPORATION



                              By: /s/ DAVID LEDECKY
                                  --------------------------------
                                    Name:  David Ledecky
                                    Title: Executive Vice President

Attest:

/s/ F. T. Beck
------------------------------



                                  /s/ JOHNATHAN J. LEDECKY
                                  --------------------------------
                                  Jonathan J. Ledecky

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

EXERCISABLE ON OR BEFORE 5:00 P.M., WASHINGTON, D.C. TIME, November 25, 2007


No. W-2                                                    1,950,000 Warrants

                                 WARRANT CERTIFICATE

     This Warrant Certificate certifies that Jonathan J. Ledecky or registered assigns, is the registered holder of 1,950,000 Warrants to purchase, at any time from November 25, 1997 until 5:00 p.m. Washington, D.C. time on November 25, 2007 ("Expiration Date"), 1,950,000 fully paid and non-assessable shares ("Shares") of the Common Stock, par value $.001 per share ("Common Stock"), of Consolidation Capital Corporation, a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $20.00 per Share, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of November 25, 1997 between the Company and Jonathan J. Ledecky (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by check payable to the order of the Company, or any combination of cash or check.

     No Warrant may be exercised after 5:00 p.m., Washington, D.C. time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the

Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:  December 2, 1997         CONSOLIDATION CAPITAL CORPORATION

[SEAL]                                By: /s/ DAVID LEDECKY
                                         ----------------------------
                                      Name:  David Ledecky
                                      Title: Executive Vice President

                         FORM OF ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of CONSOLIDATION CAPITAL CORPORATION in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ___________________, whose address is __________________, and that such Certificate be delivered to
__________________, whose address is _____________.

Dated:         Signature:_______________________________________

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                         ________________________________

                         ________________________________
                         (Insert Social Security or Other
                         Identifying Number of Holder)

                              FORM OF ASSIGNMENT

                 (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED _________________________________________________

hereby sells, assigns and transfers unto

_____________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:        Signature:______________________________________

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

_______________________________

________________________________
Insert Social Security or Other
Identifying Number of Assignee)